UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 13, 2018

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3360 Martin Farm Road, Suite 100, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are covered by the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believes,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Form 8-K may include, without limitation, statements regarding projected growth, future revenue, benefits of entering into the investment agreements, anticipated improvements in earnings and other financial performance measures, future expectations concerning available cash and cash equivalents, assumptions underlying or relating to any of the foregoing, and other matters. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from results expressed in or implied by this Form 8-K. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in SANUWAVE Health, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, including the section titled “Risk Factors” therein, and all other filings made by the Company under the Exchange Act. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the filing date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement. We assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 1.01
Entry Into a Material Definitive Agreement.

On February 13, 2018, SANUWAVE Health, Inc., a Nevada Corporation (the “Company”), entered into an Agreement for Purchase and Sale, Limited Exclusive Distribution and Royalties, and Servicing and Repairs (the “Agreement”) with Premier Shockwave Wound Care, Inc., a Georgia Corporation (“PSWC”), and Premier Shockwave, Inc., a Georgia Corporation (“PS”). The Agreement provides for the purchase by PSWC and PS of dermaPACE System and related equipment sold by the Company and includes a minimum purchase of 100 units over 3 years. The Agreement grants PSWC and PS limited but exclusive distribution rights to provide dermaPACE Systems to certain governmental healthcare facilities in exchange for the payment of certain royalties to the Company. Under the Agreement, the Company is responsible for the servicing and repairs of such dermaPACE Systems and equipment. The Agreement also contains provisions whereby in the event of a change of control of the Company (as defined in the Agreement), the stockholders of PSWC have the right and option to cause the Company to purchase all of the stock of PSWC, and whereby the Company has the right and option to purchase all issued and outstanding shares of PSWC, in each case based upon certain defined purchase price provisions and other terms. The Agreement also contains certain transfer restrictions on the stock of PSWC.

Each of PS and PSWC is owned by Anthony Michael Stolarski, a member of the Company’s board of directors and an existing shareholder of the Company.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a redacted copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the annual period ended December 31, 2017. The Company intends to submit a Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Agreement.

Item 7.01
Regulation FD Disclosure.

On February 13, 2018, the Company issued a press release regarding entry into the Agreement. The press release is furnished on this Current Report as Exhibit 99.1 and incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
Description

99.1
Press release, dated February 13, 2018, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: February 16, 2018	By:	/s/ Kevin A. Richardson, II
	Name:	Kevin A. Richardson, II
	Title:	Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
Description

99.1
Press release, dated February 13, 2018, issued by the Company